UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 31, 2006
PER-SE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19480	58-1651222
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)
(770) 237-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On March 31, 2006, the Compensation Committee of the Board of Directors of Per-Se Technologies, Inc. (the “Company”), authorized the payment of a special cash bonus in the amount of $434,404.87 to Philip M. Pead, the Company’s Chairman, President and Chief Executive Officer. The bonus is in recognition of his special contributions in connection with the Company’s successful acquisition of NDCHealth Corporation’s physician, hospital and pharmacy businesses. The Company expects to pay the bonus on or around April 7, 2006.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 5, 2006

PER-SE TECHNOLOGIES, INC.

By:	/s/ CHRIS E. PERKINS
Chris E. Perkins
Executive Vice President,
Chief Operation Officer and
Interim Chief Financial Officer